UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO Section 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT oF 1934

Date of report (Date of earliest event reported): February 17, 2022

Diversey Holdings, Ltd.

(Exact Name of Registrant Specified in Charter)

Cayman Islands	001-40293	Not applicable
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Altura Road, Suite 125 Fort Mill SC 29708

(Address of principal executive offices, including zip code)

(803)-746-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 par value	DSEY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

Diversey Holdings, Ltd. (the “Company”) has established the meeting date for the 2022 Annual General Meeting of Shareholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will be held on Wednesday, May 4, 2022 at 10 a.m. Eastern Time. The 2022 Annual Meeting will be held in person at the Company’s offices located at 1300 Altura Road, Suite 125, Fort Mill, South Carolina 29708 and virtually via an online portal. Shareholders of record of the Company’s ordinary shares at the close of business on Tuesday, March 15, 2022, the record date, will be entitled to notice of, and to vote at, the 2022 Annual Meeting.

Shareholders of the Company who wish to have a director nomination or proposal regarding matters of business considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or pursuant to the Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”) must submit such nomination or proposal to the Company’s Secretary at Diversey Holdings, Ltd., Attn: Secretary, 1300 Altura Road, Suite 125, Fort Mill, South Carolina 29708, on or before the close of business on March 1, 2022.

In addition to complying with the March 1, 2022 deadline, shareholder director nominations and proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, the Companies Act of the Cayman Islands, and the Articles in order to be eligible for inclusion in the proxy materials for the 2022 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, LTD.

Date: February 17, 2022	By:	/s/ Philip Wieland
Name: Philip Wieland
Title: Chief Executive Officer